SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 7, 2004

STATER BROS. HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Commission file number 001-13222

Delaware	33-0350671
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

21700 Barton Road
Colton, California	92324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 783-5000

Item 7.01 Regulation FD Disclosure

On October 4, Stater Bros. Holdings Inc. issued a press release entitled “Stater Bros. Holdings Inc. Announces Completion of Exchange Offer”. A copy of this press release is attached hereto and incorporated by reference as exhibit 99.1. The information contained in this 8-K document, including the exhibit furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference in any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this report, including the exhibit furnished herewith, is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 9.01 Financial Statements and Exhibits

The following material is being furnished as exhibits to this Current Report on Form 8-K.

     (c) Exhibits

99.1	Text of press release, dated October 4, 2004, entitled “Stater Bros. Holdings Inc. Announces Completion of Exchange Offer”.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stater Bros. Holdings Inc.
/s/ Phillip J. Smith

By:	Phillip J. Smith Senior Vice President and Chief Financial Officer

Date: October 7, 2004

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Text of press release, dated October 4, 2004, entitled “Stater Bros. Holdings Inc. Announces Completion of Exchange Offer”.